Change in Estimate	12 Months Ended
Dec. 02, 2012
Change in Estimate
Change in Estimate

Note 3: Change in Estimate

        During fiscal 2011, the Company reviewed its computation of reserves for warrantable and other product returns and refined the calculations of these reserves in order to better predict the Company's future liability related to these claims. The effect of this change in estimate for warranty claims was to reduce other accrued liabilities and cost of sales by approximately $3.1 million. The change in estimate for other product returns decreased accounts receivable balances by approximately $4.7 million, with a corresponding decrease in net sales. For the year ended November 27, 2011, the change in estimate decreased operating income by $1.6 million and increased net loss by $0.9 million. This change in estimate also increased net loss per basic and diluted share by $0.01 for the year ended November 27, 2011.